EXHIBIT 23


               Consent of Independent Certified Public Accountants




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 13, 2002 relating to the Consolidated Financial Statements, which appears in Nobility Homes, Inc.'s Annual Report on Form 10-K for the year ended November 2, 2002.

                         /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
January 30, 2003





                              Page 1 of Exhibit 23